UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2022

BIOMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave. Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (949) 645-2111

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (the “Amendment”) amends the disclosures previously made pursuant to Item 5.07 in the Current Report on Form 8-K filed on December 9, 2022 (the “Original 8-K”) by Biomerica, Inc. (the “Company”). The Original 8-K reported the results of the stockholder vote on matters submitted to a vote at the Company’s 2022 annual meeting (the “2022 Annual Meeting”) of stockholders of the Company held on December 7, 2022, at its corporate headquarters in Irvine, California. The Original 8-K reported that Proposal 5 - To ratify and approve the Company’s 2022 Stock Incentive Plan (“Proposal 5”), was approved at the 2022 Annual Meeting, based on the Company’s application of a voting standard requiring the affirmative vote of the majority of shares present in person or by proxy at the meeting and who voted for, against or abstained on the subject matter, but excluded Broker Non-Votes. The voting standard the Company applied was incorrect. Pursuant to the Company’s Amended and Restated Bylaws, the correct voting standard for Proposal 5 required the affirmative vote of the majority of shares present in person or by proxy at such meeting and entitled to vote at the meeting.

This Amendment amends and restates the Original 8-K in its entirety in order to reflect the fact that Proposal 5 was not approved, based on the Company’s application of the correct voting standard.

Item 5.07  Submission of Matters to a Vote of Security Holders.

As of October 14, 2022, the record date for the 2022 Annual Meeting, the Company had 13,474,338 shares of its common stock outstanding and entitled to vote, of which 7,126,662 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote at the 2022 Annual Meeting. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the 2022 Annual Meeting.

Proposal No. 1:  The Company’s stockholders elected each of the five nominees named below to serve on the Company’s Board of Directors until the next annual meeting of stockholders of the Company and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Zackary Irani	4,584,648	66,779	2,475,235
Allen Barbieri	4,571,211	80,216	2,475,235
Catherine Coste	3,977,463	673,964	2,475,235
Jane Emerson, M.D., Ph.D.	3,041,002	1,610,425	2,475,235
David Moatazedi	4,620,764	30,663	2,475,235

Proposal No. 2:  The Company’s stockholders ratified the advisory vote on the named executive officers’ compensation.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
4,570,514	44,365	36,548	2,475,235

Proposal No. 3:  A majority of the Company’s stockholders voted on the option of every one year as the frequency of future advisory votes on executive compensation.

Every one year	Every two years	Every three years	Abstain	Broker Non-Votes
3,466,478	1,079,888	10,821	94,240	2,623,322

Proposal No. 4:  The Company’s stockholders ratified the appointment of Haskell & White LLP as the Company’s independent public accounting firm for the fiscal year ending May 31, 2023.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,047,314	70,909	8,439	--

Proposal No. 5:  The Company’s stockholders did not ratify and approve the Company’s 2022 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
2,395,243	2,227,813	28,371	2,475,235

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMERICA, INC.

Date: December 29, 2022	By:	/s/ Zackary S. Irani
Zackary S. Irani Chief Executive Officer

3